STATE ATTORNEY
DX 298 PRETORIA

IN THE CONSTITUTIONAL COURT OF SOUTH AFRICA

CASE NO: CCT 48/2013

In the matter between:-

ALLPAY CONSOLIDATED INVESTMENT HOLDINGS (PTY) LTD	First Applicant
ALLPAY FRESS STATE (PTY) LTD	Second Applicant
ALLPAY WESTERN CAPE (PTY) LTD	Third Applicant
ALLPAY GAUTENG (PTY) LTD	Fourth Applicant
ALLPAY EASTERN CAPE (PTY) LTD	Firth Applicant
ALLPAY KWAZULU NATAL (PTY) LTD	Sixth Applicant
ALLPAY MPUMALANGA (PTY) LTD	Seventh Applicant
ALLPAY LIMPOPO (PTY) LTD	Eighth Applicant
ALLPAY NORTH WEST (PTY) LTD	Nineth Applicant
ALLPAY NORTHERN CAPE (PTY) LTD	Tenth Applicant
MICAWBER 851 (PTY) LTD	Eleventh Applicant
MICAWBER 852 (PTY) LTD	Twelfth Applicant
MICAWBER 853 (PTY) LTD	Thirteenth Applicant
MICAWBER 854 (PTY) LTD	Fourteenth Applicant

and

THE CHIEF EXECUTIVE OFFICER OF THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	First Respondent
THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	Second Respondent
CASH PAYMASTER SERVICE (PTY) LTD	Third Respondent

EZIDLUBHEDU INVESTMENT HOLDINGS (PTY) LTD	Fourth Respondent
FLASH SAVINGS AND CREDIT COOPERATIVE	Fifth Respondent
ENLIGHTENED SECURITY FORCE (PTY) LTD	Sixth Respondent
MOBA COMM (PTY) LTD	Seventh Respondent
EMPILWENI PAYOUT SERVICES (PTY) LTD	Eighth Respondent
PENSION MANAGEMENT (PTY) LTD	Nineth Respondent
MASINGITA FINANCIAL SERVICE (PTY) LTD	Tenth Respondent
THE SOUTH AFRICAN POST OFFICE	Eleventh Respondent
ROMAN PROTECTION SOLUTIONS CC	Twelfth Respondent
UBANK LIMITED	Thirteenth Respondent
AFRICAN RENAISSANCE INVESTMENT MANAGEMENT (PTY) LTD	Fourteenth Respondent
STANDARD BANK GROUP LIMITED	Fifteenth Respondent
NEW SOLUTIONS (PTY) LTD	Sixteenth Respondent
ITHALA LIMITED	Seventeenth Respondent
KTS TECHNOLOGY SOLUTIONS CONSORTIUM	Eighteenth Respondent
THE SOUTH AFRICAN RESERVE BANK	Nineteenth Respondent
THE PAYMENT ASSOCIATION OF SOUTH AFRICA	Twentieth Respondent

FILING SHEET

DOCUMENT : THE FIRST AND SECOND RESPONDENTS' ("SASSA"'S) PROGRESS REPORT IN RESPECT OF THE RECOMMENDATIONS OF THE BID EVALUATION COMMITTEES AND THE DECISION OF THE CHIEF EXECUTVE OFFICER

FILED BY: 1ST AND 2ND RESPONDENTS' ATTORNEYS
THE STATE ATTORNEY
GROUND FLOOR
255 SCHOEMAN STREET
PRETORIA
PRIVATE BAG X91
PRETORIA
Ref: **1007/12/Z1/MM**
Tel: 012 309 1501/02
Fax: 012 328 2662/3
Dx: 298 PRETORIA
Enq: **DIKELEDI MOLEPO**

TO : THE REGISTRAR OF THE
CONSTITUTIONAL COURT
BRAAMFONTEIN

AND TO : APPLICANTS ATTORNEYS
NORTONS INC
135 DAISY STREET
SANDTON
REF: A NORTON/ A ROETS
SANDTON
Tel: (011) 666 7560
Fax: 086 600 5529
Email: Anthony@nortonsinc.com
Ref: A Norton / A Roets

AND TO:

SMIT SEWGOOLAM INC
ATTORNEYS FOR 3RD RESPONDENTS
12 AVONWOLD ROAD
CNR JAN SMUTS AVENUE
SAXONWOLD
Tel: (011) 646 0006
Fax: (011) 646 0016
E-mail: tiaan@smitsew.co.za
Ref: T Jonker

AND TO:

NORTON ROSE FULBRIGHT SOUTH AFRICA
ATTORNEYS FOR THE 19TH RESPONDENT
15 ALICE LANE
SANDTON
TEL: (011) 685 8500
FAX: (011) 301 3200
E-MAIL: marelise.vanderwesthuizen@nortonrosefulbright.com / Matthews.clark@nortonrosefulbright.com
REF: SRB46/ Ms M van der Westhuizen / Mr M Clark

AND TO:

PAYMENTS ASSOCIATION OF SOUTH AFRICA
20TH RESPONDENT
2ND FLOOR, D BUILDING
SUNNYSIDE OFFICE PARK
32 PRINCESS OF WALES TERRACE
PARKTOWN
JOHANNESBURG
TEL: (011) 645 6760
FAX: (011) 645 6860
E-MAIL: PierreC@passa.org.za / WalterV@pasa.org.za

AND TO:

VAN HULSTEYNS ATTORNEYS
ATTORNEYS FOR FIRST AMICUS CURIAE
3RD FLOOR, SANDTON CITY OFFICE TOWER
158 FIFTH STREET, SANDHURST
SANDTON
TEL: (011) 523 5300
FAX: (011) 523 5326
E-MAIL: Daniel@vlaw.co.za /roslyne@vhlaw.co.za
Ref: A LEGG / D RAATH

AND TO:

LEGAL RESOURCES CENTRE
Attorneys for the Centre for Child Law
Constittutional Litigation Unit
16th Floor, Bram Fischer House
20 Albert Street
Johannesburg
Tel: (011) 836 9831
Fax: (011) 834 4273
E-mail naseema@lrc.org.za / sarah@lrc.org.za
Ref: 11075212L NASEEMAR FAKIR/ SARAH SEPHTON

IN THE CONSTITUTIONAL COURT OF SOUTH AFRICA

CASE CCT 48/13

In the matter between:

ALLPAY CONSOLIDATED INVESTMENT HOLDINGS (PTY) LTD	First Applicant
ALLPAY FREE STATE (PTY) LTD	Second Applicant
ALLPAY WESTERN CAPE (PTY) LTD	Third Applicant
ALLPAY GAUTENG (PTY) LTD	Fourth Applicant
ALLPAY EASTERN CAPE (PTY) LTD	Fifth Applicant
ALLPAY KWAZULU NATAL (PTY) LTD	Sixth Applicant
ALLPAY MPUMALANGA (PTY) LTD	Seventh Applicant
ALLPAY LIMPOPO (PTY) LTD	Eighth Applicant
ALLPAY NORTH WEST (PTY) LTD	Ninth Applicant
ALLPAY NORTHERN CAPE (PTY) LTD	Tenth Applicant
MICAWBER 851 (PTY) LTD	Eleventh Applicant
MICAWBER 852 (PTY) LTD	Twelfth Applicant
MICAWBER 853 (PTY) LTD	Thirteenth Applicant
MICAWBER 854 (PTY) LTD	Fourteenth Applicant

and

THE CHIEF EXECUTIVE OFFICER OF THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	First Respondent
THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	Second Respondent

CASH PAYMASTER SERVICES (PTY) LTD	Third Respondent
EZIDLUBHEDU INVESTMENT HOLDINGS (PTY) LTD	Fourth Respondent
FLASH SAVINGS AND CREDIT COOPERATIVE	Fifth Respondent
ENLIGHTENED SECURITY FORCE (PTY) LTD	Sixth Respondent
MOBA COMM (PTY) LTD	Seventh Respondent
EMPILWENI PAYOUT SERVICES (PTY) LTD	Eight Respondent
PENSION MANAGEMENT (PTY) LTD	Ninth Respondent
MASINGITA FINANCIAL SERVICES (PTY) LTD	Tenth Respondent
THE SOUTH AFRICAN POST OFFICE	Eleventh Respondent
ROMAN PROTECTION SOLUTIONS CC	Twelfth Respondent
UBANK LIMITED	Thirteenth Respondent
AFRICAN RENAISSANCE INVESTMENT MANAGEMENT (PTY) LTD	Fourteenth Respondent
STANDARD BANK GROUP LIMITED	Fifteenth Respondent
NEW SOLUTIONS (PTY) LTD	Sixteenth Respondent
ITHALA LIMITED	Seventeenth Respondent
KTS TECHNOLOGY SOLUTIONS CONSORTIUM	Eighteenth Respondent
THE SOUTH AFRICAN RESERVE BANK	Nineteenth Respondent
THE PAYMENT ASSOCIATION OF SOUTH AFRICA	Twentieth Respondent

PROGRESS REPORT IN RESPECT OF THE RECOMMENDATIONS OF THE BID EVALUATION AND ADJUDICATION COMMITTEES; AND THE DECISION OF THE CHIEF EXECUTIVE OFFICER

---

1. Pursuant to the order made by the Constitutional Court on 17 April 2014:

   1.1. The BEC on 17 September 2015 finalised its evaluation of the bids received pursuant to the new tender, and made a recommendation in respect thereof to the BAC.

   1.2. The BAC on 6 October 2015 finalised its adjudication and made its recommendations to the Chief Executive Officer of SASSA

2. The recommendation by the BEC is attached hereto marked **"A"**, and the recommendation by the BAC is attached hereto marked **"B"**.

3. The recommendation of the BEC is contained in item 5 of the BEC report and reads as follows:

> *"a) That the Bid Adjudication Committee recommends to the Chief Executive Officer the cancellation and open re – advertisement of the bid, reason being the non-responsiveness of all bids in terms of administrative functionality, or*
>
> *b) That the Bid Adjudication Committee recommends the cancellation of the bid and a closed bid process with three (3) bidders. The Bid Evaluation Committee makes this recommendation placing reliance on Treasury Regulations 16A6. 3(c) read with 16A6.4."*

4. The recommendation of the BAC is contained in item 7 of the BAC report as follows:

> "7.1 *That the Chief Executive Officer should not award the bid as a result of non-responsiveness of all the bids in terms of mandatory requirements of the Terms of Reference.*
>
> 7.2 *That the Chief Executive Officer should comply with the directive of the Constitutional Court Judgement of April 2014 which states that "if the tender is not awarded, the declaration of invalidity of the contract will be further suspended until completion of the five – year period for which the contract was initially awarded.*
>
> 7.3 *That the Chief Executive Officer allows the initial running contract that was awarded to continue until the end of the contract.*
>
> 7.4 *That the current bid must not be re-advertised so as to give effect to paragraph 7.3 above.*
>
> 7.5 *That the Chief Executive Officer should within 14 days of the decision not to award the tender SASSA must lodge a report with the Registrar of [the Constitutional Court] setting out all the relevant information on whether and when it will be ready to assume the duty to pay grants itself."*

5. Pursuant to the BAC recommendation, the Chief Executive Officer of SASSA on 14 October 2015 made a decision, a copy of which is attached marked **"C"**.

6. The Chief Executive Officer's decision is to approve the BAC recommendation and reads as follows:

> *"After carefully considering all the relevant documentation regarding this tender process, my decision is as follows. The recommendation of the Bid Adjudication Committee set out above in 7.1 to 7.5 is approved, resulting in SASSA not awarding SASSA 11/14/BS bid for the payment of social grants."*

7. SASSA will comply with the obligation as ordered in paragraphs 4.1 and 4.3 of this Court's order dated 17 April 2014, and also reminds Cash Paymaster of its obligation in terms of paragraph 4.2 of the said order.

8. SASSA continues, and will continue, to comply with its remaining obligations in terms of the Court's order dated 17 April 2014.

Dumisile Ndlovu
Project Manager
15 October 2015

sassa

SUBMISSION

TO:	CHAIRPERSON: PAYMENT TENDER : BID ADJUDICATION COMMITTEE
FROM:	CHAIRPERSON: PAYMENT TENDER : BID EVALUATION COMMITTEE
BRANCH:	STRATEGY AND BUSINESS DEVELOPMENT
UNIT	STRATEGY AND BUSINESS DEVELOPMENT
DATE:	17th SEPTEMBER 2015
SUBJECT:	BID EVALUATION COMMITTEE RECOMMENDATION FOR THE PROVISION OF PAYMENT SERVICES FOR SOCIAL ASSISTANCE BENEFITS.
REF:	SASSA:11/14/BS/2

1. PURPOSE

To present the Bid Evaluation Committee report and its recommendation for the tender for the provision of Payment Services for Social Assistance Benefits to the Bid Adjudication for consideration and recommendation to the Chief Executive Officer

2. BACKGROUND

As per Constitutional Court Judgment of April 2014 **(Annexure A)**, SASSA re-advertised the Payment Tender through the Government Tender Bulletin on the 10th October 2014 and other media in October 2014 with the closing date of November 2014 and the compulsory briefing session held on the 28 October 2014. Upon advertisement of the tender, the Terms of Reference were legally challenged and that gave birth to the court process which resulted in the amendment of the Terms of Reference and the running period extended to 17 May 2015 as directed by the Constitutional Court on the 24 March 2015 **(Annexure B)**. Since the 17th May was on a Sunday, the tender closed the following day on a Monday, the 18th May 2015.

M.T

2.1 COMPULSORY BRIEFING SESSION

2.1.1 A compulsory briefing session was held where clarification was provided on questions concerning the requirements of the RFP

2.1.2 All bidders who attended the compulsory briefing session completed and signed an attendance register

2.1.3 The compulsory briefing session was held as follows

Date	28 October 2014
Venue	Premier Hotel Stanza Bopape Street Arcadia Pretoria
Time	10h00

2.1.4 Briefing Procedure was as follows -

- On the briefing session questions for clarity were attended and responded to during the session
- The Bidder/s were required to further submit written questions if necessary to SASSA by 15 January 2015
- A number of prospective bidders submitted written questions by the required date
- SASSA provided written responses to all Bidder/s by the targeted of 19 January 2015

2.2 CLOSURE OF THE BID

On the 18 May 2015 Supply Chain Management closed the tender at 11h00 and a total of three (3) bids were received **(Annexure: C)**

No	Bidder Name	Date Received	Time Received
1.	Durban Knight Investments T/A Empire Joint Venture	18 May 2015	11h00
2.	Vodacom (Pty) Ltd	18 May 2015	11h00
3.	The Standard Bank of South Africa	18 May 2015	11h00

Auditor General of South Africa SASSA Internal Audit Security Management Services and National Treasury who were duly invited attended the closing session From the bidders side only Vodacom attended the closing/opening session (**Annexure: D**)

m.t

The Agency published all the names of the bidders in the SASSA website on the 26 May 2015 (www.sassa.gov.za) as stipulated in the "**National Treasury Instruction Note on Enhancing Compliance Monitoring and Improving Transparency and Accountability in Supply Chain Management**" which directs that within ten (10) working days after the closure of any advertised competitive bid, institutions must publish on its website the names of all bidders that submitted bids in relation to that particular advertisement. The information should remain on the website for at least thirty (30) days.

2.3 ADMINISTRATIVE COMPLAINCE

The Administrative Team appointed by the Accounting Officer commenced with an Administrative Compliance verification process on 19th May 2015 and the report **(ANNEXURE: E)** was presented to the Bid Evaluation Committee on the 7th September 2015, which is the first phase of stage one (1) of the Evaluation process: functionality evaluation.

2.3.1 According to the Terms of Reference **(Paragraph 5)**, SASSA will disqualify bidders who:

2.3.1.1 failed to attend the compulsory briefing session;

2.3.1.2 fails to submit all mandatory documents specified in the RFP; submits information that is fraudulent, factually untrue, for example memberships that do not exist, B-BBEE credentials, and so forth;

2.3.1.3 has been blacklisted by any Government department/entity for irregular procurement activities;

2.3.1.4 has failed to submit a valid Tax Clearance certificate from SARS or to provide proof of suitable arrangements agreed upon with SARS;

2.3.1.5 submits a Firm Price in excess of R14.50 (Fourteen Rand Fifty Cents) VAT inclusive;

2.3.1.6 fails to submit a detailed budget for the Firm Price offering;

2.3.1.7 receives information not available to other Bidders that may result in such Bidder/s having an unfair advantage.

m.T

2.3.1.8 Fails to meet the mandatory requirements below

Condition	Scoring Method	Signature
Biometric identification is a mandatory requirement which will be used for monthly proof of life before all payments for all Beneficiaries	Agreed/ Not Agreed	
The Bidder/s agrees to deliver Grants to Beneficiaries who are disabled, frail and/or older than 75 years at their homes or institutions where they may reside or as directed by SASSA *(This option is subject to a request by the Beneficiary and approval by SASSA)*	Agreed/ Not Agreed	
The Bidder/s agrees that there will be <u>NO</u> payments, transfers, EFT debits, stop orders, deductions or other services facilitated through the Beneficiary account unless expressly authorised by SASSA[2]	Agreed/ Not Agreed	
The Bidder/s agrees to a Firm Price of a maximum of R14.50 (all inclusive –service and VAT)	**Agreed/ Not Agreed**	
The Bidder agrees to provide a detailed phase-in and phase-out plan.	Agreed/ Not Agreed	

NB:

a. *The Bidder/s is required to tick the applicable option and sign on each of the requirements listed in the table above.*

b. *Bidders had to respond to all mandatory elements and failure to do so would disqualify the bidders.*

2.3.1.9 The Terms of Reference further required of Joint Ventures/Consortia to submit the following documents:

2.3.1.9.1 a tax certificate for each partner in the consortium/joint venture;

2.3.1.9.2 Joint venture/consortium agreements; and

2.3.1.9.3 Individual SBD 4, 8 and 9 for each partner in the joint venture/consortium.

3. COMMUNICATION WITH BIDDERS

Correspondence was written to all three (3) bidders for clarity and other administrative requirements. Correspondence attached as **(Annexure: F)**

4. REASONS FOR DISQUALIFICATION

4.1 Durban Knight Investments T/A Empire Joint Venture

Discussion:

Upon closure of the bid process SASSA could not ascertain the bidding company in respect of the Durban Knight Investments bid as the SBD 1 form that was submitted indicated the bidder name as Durban Knight Investments T/A Empire Joint Venture whereas the supporting documentation including the Tax Clearance Certificate indicated the name as Durban Knight Investments (Pty) Ltd. Furthermore, the SBD 3.1, SBD 4, SBD 8 and SBD 9 indicated the name of the bidder as Empire Joint Venture. The Company was requested to clarify who the bidder was. It was important to establish whether the bidder was Empire Joint Venture or Durban Knight Investments (Pty) (Ltd) as this will have a bearing on the compliance matters on mandatory requirements in respect of the submission of supporting documentation.

The Committee noted the correspondence between SASSA and Durban Knight Investments (Pty) Ltd. Following the initial response, the question as to who the bidder is, was not satisfactorily responded to and further correspondence ensued. However upon receipt of the last response from Durban Knight Investments (Pty) Ltd it was then clarified that the bidder is actually Durban Knight Investments (Pty) Ltd, which in turn had intended to sub-contract 40% of the bid work to the South African Post Office (SAPO) and U-Bank.

The Committee therefore resolved that the assessment of the bid at stage 1 should be based on this clarity provided by the bidder. The assessment of the committee on this bid will be based on compliance of submitted documents of Durban Knight Investments (Pty) Ltd in respect of the mandatory requirements as set out in the RFP.

4.1.1 Sub-contractor: U Bank:

a) The bidder did not submit an Original and valid Tax Clearance Certificate by date and time of closure of the bid.

b) The bidder therefore did not comply with mandatory requirement as in paragraph 2.3.1.4 above as well as paragraph 4 of SBD 2

M.T

4.2 Vodacom (Pty) Ltd

4.2.1 **Sub-Contractor: Fidelity Security Management Services**

a) The Tax Clearance Certificate of the said sub-contractor expired on the 28 March 2015 which is the date before the closing date of the bid, 18 May 2015. Technically the bidder did not submit an original and valid tax clearance certificate by the date and time of closure of the bid

b) The bidder therefore did not comply with mandatory requirement as in paragraph 2.3.1.4 above as well as paragraph 4 of SBD 2

4.2.2 **Sub-Contractor: Bid Vest Bank Limited**

a) The bidder did not submit an Original and Valid Tax Clearance Certificate by date and time of the closure of the bid

b) The bidder therefore did not comply with mandatory requirement as in paragraph 2.3.1.4 above as well as paragraph 4 of SBD 2

4.2.3 **Sub-Contractor: Tecera Technologies**

a) Upon validation of Tecera Technologies B-BBEE certificate, Marco Leal, who is the author of the letter, was confirmed to be not a member under Protax Group, which therefore gave him no authority to issue such letter

b) This therefore is in contravention of Paragraph 2.3.1.2 of the submission

4.3 **The Standard Bank of South Africa**

a) The bidder offered and confirmed a Firm Price in excess of R14. 50 (Fourteen Rand Fifty Cents) VAT inclusive, which is R16.50

b) The bidder therefore did not comply with the mandatory requirement of a fixed price of R 14.50 as per the table in paragraph 2.3.1.8 of the submission

5. **RECOMMENDATION**

a) That the Bid Adjudication Committee recommends to the Chief Executive Officer the cancellation and open re-advertisement of the bid, reason being the non-responsiveness of all bids in terms of administrative functionality, or

b) That the Bid Adjudication Committee recommends the cancellation of the bid and a closed bid process with three (3) bidders. The Bid Evaluation Committee makes this recommendation placing reliance on Treasury Regulations 16A6.3(c) read with 16A6.4

M. 7

Ms. Nelisiwe Vilakazi Member: Bid Evaluation Committee Deputy Director-General: Strategy & Organisational Transformation Department of Social Development Recommend/Not Recommended	Mr. Mokoditloa Eliakim (Alec) Moemi Member: Bid Evaluation Committee Director-General Department of Sports and Recreation South Africa Recommend/Not Recommended
Ms. Dumisile Ndlovu Member: Bid Evaluation Committee General Manager: Supply Chain Management South African Social Security Agency Recommend/~~Not Recommended~~	Ms. Zodwa Mvulane Member: Bid Evaluation Committee Regional Executive Manager: SASSA North-West Region South African Social Security Agency Recommend/~~Not Recommended~~

M.1

4.3 The Standard Bank of South Africa

a) The bidder offered and confirmed a Firm Price in excess of R14. 50 (Fourteen Rand Fifty Cents) VAT inclusive, which is R16.50.

b) The bidder therefore did not comply with the mandatory requirement of a fixed price of R 14.50 as per the table in paragraph 2.3.1.8 of the submission.

5 RECOMMENDATION

a) That the Bid Adjudication Committee recommends to the Chief Executive Officer the cancellation and open re-advertisement of the bid, reason being the non-responsiveness of all bids in terms of administrative functionality, or

b) That the Bid Adjudication Committee recommends the cancellation of the bid and a closed bid process with three (3) bidders. The Bid Evaluation Committee makes this recommendation placing reliance on Treasury Regulations 16A6.3(c) read with 16A6.4

Mr. Themba Matlou Chairperson: Bid Evaluation Committee Regional Executive Manager: SASSA Gauteng Region South African Social Security Agency Recommend/Not Recommended	**BLANK**

sassa

SUBMISSION

TO:	CHIEF EXECUTIVE OFFICCER
FROM:	CHAIRPERSON: PAYMENT TENDER : BID ADJUDICATION COMMITTEE
DATE:	6TH OCTOBER 2015
SUBJECT:	BID ADJUDICATION COMMITTEE RECOMMENDATION FOR THE PROVISION OF PAYMENT SERVICES FOR SOCIAL ASSISTANCE BENEFITS.
REF:	SASSA:11/14/BS/2

1. PURPOSE

The purpose of this report/submission is to make recommendation(s) to the Accounting Authority based on the deliberations of the Bid Adjudication Committee for her consideration and approval.

2. BACKGROUND

SASSA had appointed the new Bid Adjudication Committee to adjudicate the new tender process in line with the Constitutional Court Judgment of April 2014. The Bid Adjudication Committee had had their first sitting on 06 October 2015 following the recommendations that were made by the Bid Evaluation Committee, and their second sitting to finilise the process was on the 08 October 2015.

Amongst other reasons that had initiated this process was that the Contract for the payment of Social Grants between SASSA and CPS was declared invalid. Declaration of invalidity was suspended pending the decision of SASSA to award a new tender after the completion of the tender process.

SASSA was therefore required to initiate a new tender process for the payment of social grants within 30 days of the court order. To that effect, SASSA advertised the tender through the Government Tender Bulletin and other media on 10 October 2014 with the closing date of the 21st November 2014.

The BAC had seated to evaluate the three bidders proposals i.e Durban Knight Investments T/A Empire Joint Venture, Vodacom (Pty) Ltd. and The Standard Bank of South Africa in response to the tender that was advertised on the 10th October 2014, followed by a compulsory briefing session held on the 28 October 2014

The Terms of Reference were legally challenged and that gave birth to the court process which resulted in the amendment of the Terms of Reference and the running period was further extended to 17 May 2015 as directed by the Constitutional Court on the 24 March 2015 **(Annexure A)**

3. LEGISLATIVE FRAMEWORK

The Bid Adjudication Committee meeting was taken through the legislative framework as per documents listed below

- Code of Conduct: Practice Note No 4 of 2003 **(Annexure: B)**
- BAC Code of Conduct **(Annexure: C)**
- Supply Chain Management implementation **(Annexure: D)**
- Protection of Information Act 84 Of 1982 **(Annexure: E)**
- Public Financial Management Act No 1 of 1999 **(Annexure: F)**
- Treasury Regulation 16A **(Annexure: G)**
- Implementation Guide: Preferential Procurement Regulations Act 2011 **(Annexure: H)**
- Procedure Guide for Bid Adjudication Committee (Annexure: I)
- Con-Court Judgement: April 2014 **(Annexure: J)**
- Con-Court Directives: March 2015 **(Annexure: K)**

4. BID EVALUATION COMMITTEE REPORT

The Bid Evaluation Committee Report **(Annexure:L)** was presented to the Bid Adjudication Committee meetings and it was noted as follows

4.1 Durban Knight Investment t/a Empire Joint venture

Durban Knight Investment T/A Empire Joint venture was disqualified on the basis of non-compliance with the Tax Clearance certificate requirement for its sub-contractor (U Bank) which was not submitted on the closing date and time of the bid as directed in the SBD 2 paragraph 4 and as a mandatory requirements of the Terms of Reference. The Bid Adjudication Committee further noted that the South African Post Office also a sub-contractor was compliant in this regard.

4.2 Vodacom (Pty) Ltd

The Tax Clearance Certificate of the sub-contractor (Fidelity Security Management Services) expired on the 26 March 2015 which is the date before the closing date of the bid, 18 May 2015. Technically the bidder did not submit an original and valid tax clearance certificate by the date and time of closure of the bid and therefore the bidder did not comply with paragraph 4 of SBD. 2 and mandatory requirement as in paragraph 5.1.1.4 of the Terms of Reference.

The bidder did not submit an Original and Valid Tax Clearance Certificate for the subcontractor (Bid Vest Bank Limited) by date and time of the closure of the bid and therefore did not comply with mandatory requirement as in paragraph 4 of SBD 2 as well as paragraph 5.1.1.4 of the Terms of Reference.

Upon validation of Tecera Technologies B-BBEE certificate, Marco Leal, who is the author of the letter, was confirmed to be not a member under Protax Group, which therefore gave him no authority to issue such letter and this therefore is in contravention of Paragraph 5.1.1.2 of the TOR, which states that: failure to submit all mandatory documents specified in the RFP, submits information that is fraudulent, factually untrue, for example membership that do not exist, B-BBEE credentials, and so forth.

4.3 **The Standard Bank of South Africa**

The bidder offered and confirmed a Firm Price in excess of R14. 50 (Fourteen Rand Fifty Cents) VAT inclusive, which is R16.50 and therefore did not comply with the mandatory requirement of a fixed price of R 14.50 as per the table in paragraph 5.3.1 of the Terms of Reference.

The Bid Adjudication Committee was further given clarity on the evaluation process followed by the committee, which considered the mandatory requirements of the Terms of Reference and disqualified bids for non-compliance to the said mandatory requirements.

5. BID ADJUDICATION COMMITTEE DELIBERATIONS

5.1 The Bid Adjudication Committee noted that all bidders were given same opportunity prior to the closure of the bid to prepare and submit all the required documents including the Tax Clearance Certificate. It was further noted that after the closing date of the bid, correspondence was done to all the three (3) bidders who submitted proposals as reflected on the Bid Evaluation Report.

5.2 The Bid Adjudication Committee expressed concern over the non-compliancy to the mandatory requirements by all three (3) bidders.

5.3 The Bid Adjudication Committee's assessment of the Bid Evaluation Committee Report was that the report was objective and fair and that disqualification of bids was based on the objective information. The Bid Adjudication Committee had a general consensus on the objectivity and fairness of the Bid Evaluation Committee Report.

5.4 The Bid Adjudication Committee raised a concern that the recommendation(s) made by the Bid Evaluation Committee Report read as if the Bid Adjudication Committee had already deliberated and recommended.

5.5 The Bid Adjudication Committee deliberated on the Bid Evaluation Committee recommendations which stated that:

a. That the Bid Adjudication Committee recommends to the Chief Executive Officer the cancellation and open re-advertisement of the bid, reason being the non-responsiveness of all bids in terms of administrative functionality; or

b. That the Bid Adjudication Committee recommends the cancellation of the bid and a closed bid process with three (3) bidders. The Bid Evaluation Committee makes this recommendation placing reliance on Treasury Regulations 16A6.3(c) read with 16A6.4.

6. CONCLUSION

6.1 The Bid Adjudication Committee's assessment of the Bid Evaluation Committee process followed was that it was objective, fair, transparent and equitable.

6.2 The Bid Adjudication committee concluded that indeed all three bids did not comply with mandatory requirements and therefore they are all disqualified.

6.3 The Bid Adjudication Committee concluded that the recommendation of the Bid Evaluation Committee that the bid should be re-advertised does not take into account that this bid was issued, awarded and challenged in court before.

6.4 The Bid Evaluation Committee recommendation to re-advertise is also not consistent with the Constitutional Court order of April 2014 [78] paragraph 4 which states that: "If the tender is not awarded, the declaration of invalidity of the contract in paragraph 1 above will be further suspended until completion of the five-year period for which the contract was initially awarded"

6.5 Based on paragraphs 6.3 and 6.4, the Bid Adjudication Committee concluded that this current bid should not be re-advertised.

7. RECOMMENDATIONS

7.1 That the Chief Executive Officer should not award the bid as a result of non-responsiveness of all bids in terms of mandatory requirements of the Terms of Reference.

7.2 That the Chief Executive Officer should comply with the directive of the Constitutional Court Judgment of April 2014 which states that "if the tender is not awarded, the declaration of invalidity of the contract will be further suspended until completion of the five-year period for which the contract was initially awarded"

7.3 That the Chief Executive Officer allows the initial running contract that was awarded to continue until the end of the contract

7.4 That the current bid must not be re-advertised so as to give effect to paragraph 7.3 above

7.5 That the Chief Executive Officer should within 14 days of the decision not to award the tender SASSA must lodge a report with the Registrar of this court setting out all the relevant information on whether and when it will be ready to assume the duty to pay grants itself

Mr. Thokozani Magwaza Chairperson: Bid Adjudication Committee Department of Social Development Recommend/Not Recommended	Dr. Sam Makhudu Gulube Member: Bid Adjudication Committee Department of Defence Recommend/Not Recommended
Ms. Kgadi Phahlane Member: Bid Adjudication Committee Department of Social Development Recommend/Not Recommended	APOLOGISED Amambassador Sonto Kudjoe Member: Bid Adjudication Committee State Security Agency Recommend/Not Recommended

CONFIDENTIAL

sassa

RECOMENDATION BY BID ADJUDICATION COMMITTEE

Date: 8th October 2015	Bid No:SASSA:11/14/BS/2

Description: Provision of Payment Services for Social Assistance Benefits

Capacity	Approved	Not Approved	Refer matter back	Noted	Recommend
Chief Executive Officer	✓				

The Bid Adjudication Committee at its meeting held on Thursday , 8th October 2015 recommended that:

7.1 That the Chief Executive Officer should not award the bid as a result of non-responsiveness of all bids in terms of mandatory requirements of the Terms of Reference.

7.2 That the Chief Executive Officer should comply with the directive of the Constitutional Court Judgment of April 2014 which states that "if the tender is not awarded, the declaration of invalidity of the contract will be further suspended until completion of the five-year period for which the contract was initially awarded"

7.3 That the Chief Executive Officer allows the initial running contract that was awarded to continue until the end of the contract.

7.4 That the current bid must not be re-advertised so as to give effect to paragraph 7.3 above.

7.5 That the Chief Executive Officer should within 14 days of the decision not to award the tender SASSA must lodge a report with the Registrar of this court setting out all the relevant information on whether and when it will be ready to assume the duty to pay grants itself.

Comments:

After carefully considering all the relevant documentation regarding this tender process, my decision is as follows. The recommendations of the Bid Adjudication Committee set out above in 7.1 to 7.5 is approved, resulting in SASSA not awarding SASSA 11/14/BS Bid for the payment of social grants

[signature]
CEO
14/10/2015

South African Social Security Agency
Head Office
[illegible]